SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of earliest event reported:                   15-Dec-99

WMC SECURED ASSETS CORP.

(AS DEPOSITOR UNDER THE POOLING AND SERVICING AGREEMENT,
DATED AS OF SEPTEMBER 30, 1999, PROVIDING FOR THE ISSUANCE
OF FLOATING RATE MORTGAGE PASS-THROUGH CERTIFICATES,
SERIES 1999-A)

WMC Secured Assets Corp.
(Exact name of registrant as specified in its charter)

Delaware                 333-59687         95-4683489
(State or Other          (Commission       (I.R.S. Employer
Jurisdiction of          File Number)      Identification
Incorporation)                             Number)

6320 Canoga Avenue
Woodland Hills, CA                                     91367
(Address of Principal                            (Zip Code)
Executive Offices)

Registrant's telephone number, including area code: (818) 592-2610

Item 5.  Other Events

     On     15-Dec-99    a scheduled distribution was made from the
        trust to holders of the certificates. The Trustee has caused to be filed with the commission, the Monthly Report dated
        15-Dec-99        The Monthly Report is filed pursuant to and
        in accordance with (1) numerous no-action letters (2) current Commission policy in the area.

A.      Monthly Report Information:
        See Exhibit No.1

B.      Have any deficiencies occurred?   NO.
                         Date:
                         Amount:

C.      Item 1: Legal Proceedings:         NONE

D.      Item 2: Changes in Securities:     NONE

E. Item 4: Submis of Matters to Vote of Certholders: NONE

F.      Item 5: Other Information - Form 10-Q, Part II -
        Items 1,2,4,5 if applicable:  NOT APPLICABLE

Item 7. Monthly Statements and Exhibits

        Exhibit No.

1.Mon Dist Rep dated              15-Dec-99

WMC SECURED ASSETS CORP.,
WMC MORTGAGE PASS-THROUGH CERTIFICATES,
SERIES 1999-A

STATEMENT TO CERTIFICATEHOLDERS

Distribution Date:                12/15/99




 Class        Cusip
A       92928SAL8
M-1     92928SAM6
M-2     92928SAN4
M-3     92928SAP9
CE             N/A
P              N/A
R-III          N/A
Total

            Beginning
           Certificate
Class        Bal(1)
A         192,286,707.12
M-1        19,375,000.00
M-2        13,750,000.00
M-3        10,625,000.00
CE         13,749,900.00
P                 100.00
R-III               0.00
Total     249,786,707.12



Class         Prin
A             674,563.03
M-1                 0.00
M-2                 0.00
M-3                 0.00
CE                  0.00
P                   0.00
R-III               0.00
Total         674,563.03



Class          Int
A             937,397.70
M-1           101,718.75
M-2            79,062.50
M-3            78,802.08
CE            753,307.25
P              14,969.83
R-III               0.00
Total       1,965,258.12



Class        Losses
A                   0.00
M-1                 0.00
M-2                 0.00
M-3                 0.00
CE                  0.00
P                   0.00
R-III               0.00
Total               0.00

             Ending
           Certificate
Class          Bal
A         191,612,144.09
M-1        19,375,000.00
M-2        13,750,000.00
M-3        10,625,000.00
CE         13,749,900.00
P                 100.00
R-III               0.00
Total     249,112,144.09

AMOUNTS PER $1,000 UNIT


Class         Prin
A               3.504224
M-1             0.000000
M-2             0.000000
M-3             0.000000
CE              0.000000
P               0.000000



Class          Int
A               4.869598
M-1             5.250000
M-2             5.750000
M-3             7.416666
CE             54.786380
P          149698.300000



Class         Total
A                8.37382
M-1              5.25000
M-2              5.75000
M-3              7.41667
CE              54.78638
P           149698.30000

             Ending
           Certificate
Class          Bal
A             995.387762
M-1          1000.000000
M-2          1000.000000
M-3          1000.000000
CE           1000.000000
P            1000.000000



Class        Losses
A               0.000000
M-1             0.000000
M-2             0.000000
M-3             0.000000
CE              0.000000
P               0.000000

             Current
          Pass-Through
Class         Int R
A                5.85000%
M-1              6.30000%
M-2              6.90000%
M-3              8.90000%
CE               3.61896%
P              NA

Section 4.03 (i.)
PRINCIPAL DISTRIBUTIONS

See Page 1

Section 4.03 (ii.)
INTEREST DISTRIBUTIONS

See Page 1

Section 4.03 (iv.)
BALS AS OF:                        12/15/99


                         Bal
Prin Bal Mor Loans         $249,112,144.09
Prin Bal REO Props                   $0.00
                           $249,112,144.09

                         Count
Prin Bal Mor Loans                     2150
Prin Bal REO Props                        0
                                       2150

Section 4.03 (v.)
PRINCIPAL AND INTEREST
DISTRIBUTION AMOUNTS

See Page 1

Section 4.02 (vi.)
DELINQUENCY INFORMATION

                         Number
30-59 days delinq                        34
60-89 days delinq                         0
90+ days delinq                           0
Foreclosures                              0

                         Unpaid Prin
                         Bal
30-59 days delinq            $3,249,719.13
60-89 days delinq                    $0.00
90+ days delinq                      $0.00
Foreclosures                         $0.00

                         Stated Prin
                         Bal
30-59 days delinq            $3,246,957.24
60-89 days delinq                    $0.00
90+ days delinq                      $0.00
Foreclosures                         $0.00

Section 4.02 (vii.)
REO INFORMATION
Tot BV REO Props:                     0.00

Section 4.02 (viii.)
INTEREST DISTRIBUTION AMOUNTS

Reduction from the Allocation of:
        Int
        Distrib
        Amt
A            $937,397.70
M-1          $101,718.75
M-2           $79,062.50
M-3           $78,802.08
CE           $753,307.26
TOTAL      $1,950,288.29

        Unpaid
        Int Short
         Amt
A                  $0.00
M-1                $0.00
M-2                $0.00
M-3                $0.00
CE      NA
TOTAL              $0.00


        Real
         Losses
A                  $0.00
M-1                $0.00
M-2                $0.00
M-3                $0.00
CE                 $0.00
TOTAL              $0.00

        Prepay
        Int
         Shortfalls
A                  $0.00
M-1                $0.00
M-2                $0.00
M-3                $0.00
CE                 $0.00
TOTAL              $0.00

        Rel Act
        Int
        Shortfalls
A                  $0.00
M-1                $0.00
M-2                $0.00
M-3                $0.00
CE                 $0.00
TOTAL              $0.00


Section 4.02 (ix.)
Req Overcoll Amt            $13,749,900.00
Overc Amt                   $13,749,900.00

Section 4.02 (x.)
Ext Prin Distrib                     $0.00

Section 4.02 (xi.)
Overcoll Red Amt                     $0.00


Section 4.02 (xii.)
Cred Enhan Perc                   23.08193%

Section 4.02 (xiii.)
REALIZED LOSSES
Realized Losses that were incurred during the related Due Period

Cur Real Losses                      $0.00
Cum Real Losses                      $0.00

Section 4.02 (xiv.)
W/A Rem Trm Mat                         352

Section 4.02 (xv.)
WAM Rate                           9.87538%

Section 4.02 (xvi.)
PASS-THROUGH RATES

See Page 1

Section 4.02 (xvii.)
Step Date Occur          NO
Trig Event Occur         NO
OC Red Lock Eve          NO
Serv Term Eve            NO

Section 4.02 (xviii.)
Mas Serv Comp                  $104,077.79
Trus Fees                        $1,248.93

Section 4.02 (xix.)
Advs
Monthly Advs                  1,587,017.43
*Note: Int Advs made on Mor Loans that haven't
made pay as of:                     12/1/99


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

        WMC SECURED ASSETS CORP.

        By: /s/ Richard Tarnas
        Name: Richard Tarnas
        Title: Vice President
        Bank One

Dated:           12/31/99